UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2013
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     Executive Compensation
Amendment to Employment Agreement with William P. Stiritz
On October 15, 2013, the Corporate Governance and Compensation Committee (the “Committee”) of Post Holdings, Inc. (the “Company”) approved an extension of the Employment Agreement between the Company and William P. Stiritz, Chief Executive Officer, for one additional year, extending the initial term which would have ended on May 28, 2015 to May 28, 2016. A copy of Amendment One to the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Executive Staff Option Grants
Also on October 15, 2013, the Committee approved awards of (i) 600,000 non-qualified stock options to Mr. Stiritz, Chief Executive Officer, and (ii) 100,000 non-qualified stock options to each of Terence E. Block, President and Chief Operating Officer; Robert V. Vitale, Chief Financial Officer; and James L. Holbrook, Executive Vice President - Marketing. The options have an exercise price of $40.30, the closing market price of the Company’s common stock on the date of grant and vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements.  These options were granted under the Post Holdings, Inc. 2012 Long Term Incentive Plan (the “Plan”).  A copy of the award agreement for Mr. Stiritz’s option grant is attached hereto as Exhibit 10.2. The awards to Messrs. Block, Vitale and Holbrook were made on a previously approved form of award agreement, incorporated by reference to Exhibit 10.3 hereto.
Executive Staff RSU Grants
Also on October 15, 2013, the Committee approved awards of 19,000 restricted stock units (“RSUs”) under the Plan to each of Messrs. Block, Vitale and Holbrook. The RSUs vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreement.
Finally on October 15, 2013, the Committee also approved an award of 7,500 cash-settled RSUs to Jeff Zadoks, Corporate Controller. These RSUs vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreement.
Effective October 15, 2013, the Committee approved new form of award agreements which will be used for grants of stock and cash settled restricted stock awards. The new form of stock settled restricted stock unit agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.  The new form of cash settled restricted stock unit agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2013	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1	Amendment One to Employment Agreement with William P. Stiritz
10.2	Non-Qualified Stock Option Agreement effective October 15, 2013 for Mr. Stiritz
10.3	Form of Three-Year Ratable Non-Qualified Stock Option Agreement (Incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed on May 31, 2012)
10.4	Form of Stock-Settled Three-Year Ratable Restricted Stock Unit Agreement
10.5	Form of Cash-Settled Three-Year Ratable Restricted Stock Unit Agreement

4